SUPPLEMENT TO

FIDELITY® NEW YORK MUNICIPAL MONEY MARKET FUND
and
SPARTAN® NEW YORK MUNICIPAL MONEY MARKET FUND
Funds of Fidelity New York Municipal Trust II

SPARTAN NEW YORK MUNICIPAL INCOME FUND
A Fund of Fidelity New York Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 25, 2002

The following information replaces the similar information found under the heading "Investment Limitations of Spartan New York Municipal Income Fund" in the "Investment Policies and Limitations" section on page 4.

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

The following information supplements the information found in the "Investment Policies and Limitations" section beginning on page 4.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

NYSB-02-01 July 2, 2002
1.475780.108

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Effective June 1, 2002, George A. Fischer no longer serves as a Vice President of Spartan New York Municipal Income. The following information has been removed from the "Trustees and Officers" section on page 43.

George A. Fischer (40)

Year of Election or Appointment: 2000

Vice President of Spartan New York Municipal Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Effective March 1, 2002, Robert A. Dwight no longer serves as Treasurer of the Fidelity funds. The following information has been removed from the "Trustees and Officers" section on page 44.

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of New York Municipal Money Market, Spartan New York Municipal Money Market, and Spartan New York Municipal Income. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Effective March 18, 2002, Maria F. Dwyer serves as Treasurer of the Fidelity funds. The following information replaces the similar information found under the "Trustees and Officers" section on page 44.

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of New York Municipal Money Market, Spartan New York Municipal Money Market, and Spartan New York Municipal Income. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.